EXHIBIT 10.33.1

Loan No. 332757

                       FIRST AMENDMENT TO PROMISSORY NOTE
                        (Mission West Properties, L.P. I)

     THIS FIRST AMENDMENT TO PROMISSORY NOTE (this "First Amendment") is made as of the 5th day of November, 2008 between, MISSION WEST PROPERTIES, L.P. I, a Delaware limited partnership, 10050 Bandley Drive, Cupertino, CA 95014, herein called "Borrower", and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, hereinafter called "Northwestern".

                                    RECITALS

     WHEREAS, Northwestern is the owner of a certain Promissory Note executed by MISSION WEST PROPERTIES, L.P. I on January 3, 2003 in the original principal amount of TWENTY-NINE MILLION EIGHT HUNDRED ELEVEN THOUSAND THREE HUNDRED SIXTY-NINE DOLLARS ($29,811,369.00) (the "Note") secured by, among other security, i) a lien against certain property in the County of Santa Clara, City of Santa Clara and the City of Cupertino, State of California as more particularly described in that certain Deed of Trust and Security Agreement (First Priority) dated January 3, 2003 executed by Borrower and recorded January 9, 2003 as Document No. 16735202 in the records of Santa Clara County, California, as amended by that certain First Amendment to Deed of Trust and Security Agreement (First Priority) and First Amendment to Deed of Trust and Security Agreement (Second Priority) and First Amendment to Absolute Assignment of Leases and Rents (Mission West Properties, L.P.) dated of even date herewith between Lender and Borrower (the "Lien Instrument"); ii) a lien against certain property in the County of Santa Clara, City of San Jose, State of California as more particularly described in that certain Deed of Trust and Security Agreement and Assignment of Leases and Rents (Second Priority) dated January 3, 2003 executed by Mission West Properties, L.P. ("MW") and recorded January 9, 2003 as Document No. 16735207 in the records of Santa Clara County, California, as amended by that certain First Amendment to Deed of Trust and Security Agreement (First Priority) and First Amendment to Deed of Trust and Security Agreement (Second Priority) and First Amendment to Absolute Assignment of Leases and Rents (Mission West Properties, L.P.) dated of even date herewith between Lender and MW (the "MW Second Lien Instrument"); and iii) a lien against certain property in the County of Santa Clara, City of San Jose and the City of Milpitas, State of California as more particularly described in that certain Deed of Trust and Security Agreement and Assignment of Leases and Rents (Second Priority) dated January 3, 2003 executed by Mission West Properties, L.P. II ("MWII") and recorded January 9, 2003 as Document No. 16735203 in the records of Santa Clara County, California, as amended by that certain First Amendment to Deed of Trust and Security Agreement (First Priority) and First Amendment to Deed of Trust and Security Agreement (Second Priority) and First Amendment to Absolute Assignment of Leases and Rents (Mission West Properties, L.P.) dated of even date herewith between Lender and MWII (the "MWII Second Lien Instrument");

     AND WHEREAS, Northwestern has agreed to amend certain terms of the Note.

     NOW, THEREFORE, in consideration of the above and of the mutual agreements herein contained, the undersigned parties agree to the following:

     1. Unless otherwise defined herein or otherwise indicated, capitalized words and terms used but not defined herein shall have the meaning ascribed to them in the Note.

     2. The amount of the Promissory Note shall be amended from TWENTY-NINE MILLION EIGHT HUNDRED ELEVEN THOUSAND THREE HUNDRED SIXTY-NINE DOLLARS ($29,811,369.00) TO TWENTY-THREE MILLION ONE HUNDRED FORTY-TWO THOUSAND SIX HUNDRED THIRTY-ONE DOLLARS ($23,142,631.00).

     3. The monthly payment amount of principal and interest shall be amended from $207,433.00 to $197,276.00.

     4.  Schedule 1 attached  to the Note is deleted and  replaced  with the new
Schedule 1 attached hereto.

     5. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart. Separate counterparts of this First Amendment may be executed by the parties hereto to the same effect as if all the parties had executed the same counterpart.

     6. Except as hereby amended the Note shall remain in full force and effect, unchanged and in all respects, ratified and confirmed.

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

     7. Nothing herein contained shall affect the priority of the Lien Instrument, the MW Second Lien Instrument and the MWII Second Lien Instrument over other liens, charges, encumbrances or conveyances nor shall it release or change the liability of any party who may now or hereafter be liable, primarily or secondarily, under or on account of the Note.

         IN WITNESS WHEREOF, this First Amendment has been executed by the undersigned as of the date and year first above written.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
                        a Wisconsin corporation

                        By: Northwestern Investment Management Company, LLC, a Delaware limited liability company, its wholly-owned affiliate and authorized representative

                             By:      /S/ Michael P. Cusick
                                ------------------------------------------------
                                Michael P. Cusick
                                Managing Director

                             Attest:  /S/ Donna L. Lemanczyk
                                    --------------------------------------------
                                    Donna L. Lemanczyk
                                    Assistant Secretary
(corporate seal)


                        MISSION WEST PROPERTIES, L.P.,
                        a Delaware limited partnership

                        By:  Mission West Properties, Inc.,
                             a Maryland corporation,
                             its general partner

                             By:      /S/ Raymond V. Marino
                                -----------------------------------------
                             Name:     Raymond V. Marino
                                 ----------------------------------------
                             Title:   President & COO
                                   --------------------------------------





                  (Consent of Guarantor and signature follows)

         CONSENT OF GUARANTOR:


The undersigned guarantor, who is a party under that certain Guarantee of Recourse Obligations dated as of June 3, 2003, joins in the execution of this document for the purpose of acknowledging the above. The undersigned guarantor confirms that, except as herein modified, the Guarantee of Recourse Obligations remains in full force and effect, unchanged and in all respects ratified and confirmed.

                                   GUARANTOR:

                                   MISSION WEST PROPERTIES, INC.,
                                   a Maryland corporation

                                   By:      /S/ Raymond V. Marino
                                      ----------------------------------------
                                   Name:    Raymond V. Marino
                                        --------------------------------------
                                   Title:   President & COO
                                         -------------------------------------

                                   SCHEDULE 1

                                Promissory Notes


Promissory Note dated January 3, 2003 executed by Mission West Properties, L.P. in the original principal amount of $28,868,655.00, as amended by that First Amendment To Promissory Note dated November 5, 2008 now in the principal amount of $49,151,169.00.

Promissory Note dated January 3, 2003 executed by Mission West Properties, L.P. I in the original principal amount of $29,811,369.00, as amended by that First Amendment To Promissory Note dated November 5, 2008 now in the principal amount of $23,228,942.00.

Promissory Note dated January 3, 2003 executed by Mission West Properties, L.P. II in the original principal amount of $41,319,976.00, as amended by that First Amendment To Promissory Note dated November 5, 2008 now in the principal amount of $9,551,366.00.

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